UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2017 (October 17, 2017)

GMS INC.

(Exact name of registrant as specified in charter)

Delaware	001-37784	46-2931287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crescent Centre Parkway, Suite 800 Tucker, Georgia	30084
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 392-4619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 17, 2017, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of GMS Inc. (the “Company”) approved a form of nonqualified stock option agreement (the “Option Agreement”) and a form of restricted stock unit agreement (the “RSU Agreement”) which will be used in connection with future grants to employees (including the named executive officers) and directors of the Company, under the GMS Inc. Equity Incentive Plan (the “Equity Incentive Plan”).

The Option Agreement provides that the grantee shall receive an option to purchase a number of shares of common stock of the Company, which shall be subject to the vesting schedule as determined by the Compensation Committee at the time such grantee’s award is approved. The Option Agreement provides that the option will vest in accordance with one of the following vesting schedule alternatives: (i) as to thirty-three and one-third percent (33 1/3%) on each of the first three anniversaries of the vesting commencement date (as set forth in the Option Agreement) such that the option shall become fully (100%) vested as of the third anniversary of the vesting commencement date, (ii) as to one hundred percent (100%) on the first anniversary of the vesting commencement date and (iii) such other vesting schedule as determined by the Compensation Committee. If the grantee’s employment is terminated for any reason, the portion of the option that has not vested as of such date shall terminate immediately and be deemed to have been forfeited by the grantee without consideration, and the portion of the option that has vested and not yet been exercised as of such date shall remain exercisable until, and shall terminate upon, the first to occur of (a) the end of the day that is forty-five (45) days after the date of the grantee’s termination of employment and (b) the expiration date of the option. Notwithstanding the foregoing, upon a grantee’s termination of employment by reason of death or disability, the vested portion of the option shall remain exercisable until, and shall terminate upon, the first to occur of (a) the end of the day that is one hundred and eighty (180) days after the date of the grantee’s termination of employment for death or disability, as applicable, and (b) the expiration date of the option.

The RSU Agreement provides that the grantee shall receive restricted stock units (“RSUs”) in the Company, which shall be subject to the vesting schedule as determined by the Compensation Committee at the time such grantee’s award is approved. The RSU Agreement provides that the RSUs will vest in accordance with one of the following vesting schedule alternatives: (i) as to thirty-three and one-third percent (33 1/3%) on each of the first three anniversaries of the vesting commencement date (as set forth in the RSU Agreement) such that the RSUs shall become fully (100%) vested as of the third anniversary of the vesting commencement date and (ii) as to one hundred percent (100%) on the first anniversary of the vesting commencement date. Vested RSUs will be settled within 30 days following vesting. If the grantee’s employment is terminated for any reason, whether voluntarily or involuntarily, then the portion of the RSUs that has not previously vested shall terminate as of the date of the grantee’s termination of employment. If the grantee incurs a termination of employment for cause, then the RSUs (whether or not vested) shall be forfeited and terminate immediately without consideration upon the effective date of such termination of employment for cause.

The foregoing descriptions of the Option Agreement and RSU Agreement are qualified in their entirety by reference to the full texts of the agreements, which are included as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are hereby incorporated herein by reference.

On October 18, 2017, the Company held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). As further described in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting, stockholders of the Company approved the adoption of the Equity Incentive Plan and the GMS Inc. Employee Stock Purchase Plan (the “ESPP”). A summary of the material terms of each of the Equity Incentive Plan and the ESPP is included in the Company’s Proxy Statement filed with the Securities and Exchange Commission on August 22, 2017 (the “Company’s Proxy Statement”). The summaries of the Equity Incentive Plan and the ESPP contained in the Company’s Proxy Statement are incorporated by reference in this Item 5.02(e) and qualified in their entirety by reference to the actual text of each of the Equity Incentive Plan and the ESPP, complete copies of which are filed as appendices to the Company’s Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of GMS Inc. (the “Company”) was held on October 18, 2017.  At the Company’s Annual Meeting, stockholders voted on the matters disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on August 22, 2017. A total of 40,970,905 shares of the Company’s common stock were entitled to vote as of August 21, 2017, the record date for the Annual Meeting. A total of 34,039,117 shares were present in person or represented by proxy at the Annual Meeting, representing approximately 83.08% of all shares entitled to vote at the Annual Meeting.  The following is a summary of the final voting results for each matter presented to stockholders.

Proposal 1: The election of the three Class I director nominees each for a three-year term or until such earlier time as his or her successor is duly elected and qualified.  The results of the vote were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes

G. Michael Callahan, Jr.	24,723,649	8,282,904	1,032,564	0

Peter C. Browning	22,085,577	10,892,571	1,060,969	0

Theron I. Gilliam	26,921,292	6,059,385	1,058,440	0

Pursuant to the foregoing votes, the three Class I director nominees listed above were elected to serve on the Company’s Board of Directors.  There were no additional director nominations brought before the Annual Meeting.

Proposal 2:  The approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the Company’s Proxy Statement.  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

33,770,243	243,402	25,472	0

Pursuant to the foregoing vote, the proposal regarding advisory approval of the Company’s executive compensation program was approved.

Proposal 3: The proposal to recommend, on an advisory basis, whether stockholder votes on executive compensation shall be held every one, two or three years. The results of the vote were as follows:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes

31,863,228	209,760	1,931,710	34,419	0

Pursuant to the foregoing vote, the proposal regarding advisory approval for the stockholders to vote on executive compensation every year was approved.

Proposal 4: The approval of the Company’s Equity Incentive Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

32,932,141	1,091,768	15,208	0

Pursuant to the foregoing vote, the Company’s Equity Incentive Plan was approved.

Proposal 5: The approval of the Company’s Employee Stock Purchase Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes

34,028,680	6,666	3,771	0

Pursuant to the foregoing vote, the Company’s Employee Stock Purchase Plan was approved.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Form of Nonqualified Stock Option Agreement under the GMS Inc. Equity Incentive Plan.
10.2	Form of Restricted Stock Unit Agreement under the GMS Inc. Equity Incentive Plan.

EXHIBIT INDEX

Exhibit	Description
10.1	Form of Nonqualified Stock Option Agreement under the GMS Inc. Equity Incentive Plan.
10.2	Form of Restricted Stock Unit Agreement under the GMS Inc. Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMS INC.

Date: October 20, 2017	By:	/s/ H. Douglas Goforth
Name: H. Douglas Goforth
Title: Chief Financial Officer